UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

SPLASH BEVERAGE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

1

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Copies to: Darrin M. Ocasio, Esq. Sichenzia Ross Ference, LLP 1185 Avenue of the Americas New York, NY 10036 Tel: (212)-930-9700

2

SPLASH BEVERAGE GROUP, INC.

1314 East Las Olas Blvd, Suite 221

Fort Lauderdale, FL 33316

September 24, 2021

To Our Stockholders:

On behalf of the Board of Directors of Splash Beverage Group, Inc. (the “Company”), I cordially invite you to attend a Special Meeting (the “Special Meeting”) of Stockholders to be held on October 11, 2021, at 10:00 a.m., Eastern Time. We plan to conduct the Special Meeting in virtual-only format via live webcast at www.virtualshareholdermeeting.com/SBEV2021SM (there is no physical in order to safeguard the health of the Company stockholders and employees). You will need to have your control number that is included on your proxy card.

At the Special Meeting, the Company’s stockholders will be asked:

1.	To approve the reincorporation of the Company in Nevada (the “Reincorporation”);

2.	To ratify and approve the appointment of Daszkal Bolton LLP as Company’s independent registered accounting firm for the fiscal year ended December 31, 2021;

3.	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies for approval of the proposal set forth in proposal number 1 or the other proposals; and

4.	To consider and act upon such other matters as may properly come before the Special Meeting and any adjournments thereof.

The foregoing items of business are described more fully in the accompanying Proxy Statement. Any other business that may properly come before the Special Meeting will also be conducted. The Board of Directors is not aware of any other business to come before the Special Meeting.

Record Date

The Board of Directors set August 16, 2021 as the record date for the Special Meeting. Only holders of record of our Common Stock as of close of business on August 16, 2021 will be entitled to notice of and to vote at the Special Meeting, and any postponements or adjournments thereof.

Virtual – Only Format

In view of potential adverse issues arising from the public health impact of COVID-19, the Special Meeting will be held in virtual-only format via live audio webcast online. Shareholders will not be able to attend the Special Meeting in person at a physical location.

3

Participation

In order to participate in the Special Meeting, shareholders must register by following this link www.virtualshareholdermeeting.com/SBEV2021SM. You will need to have your control number that is included on your proxy card. Registration will open fifteen minutes prior to the meeting. Once registered, the shareholder will be allowed to login and will be redirected to the meeting page. Shareholders will be able to listen and vote from their home or from any location.

Your Vote is Important

Our Board of Directors unanimously recommends that you vote “FOR” each of the proposals. Please vote promptly by signing, dating and returning the enclosed proxy card or by voting online. In the event that a stockholder decides to attend the Special Meeting, it, he, or she may, if so desired, revoke the proxy by voting the shares online in virtual-only format at the Special Meeting. If you plan to attend the Special Meeting, please ensure that you have a control number from the record holder of your shares.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE SPECIAL MEETING.

Cordially,

SPLASH BEVERAGE GROUP, INC.

Robert Nistico, Chief Executive Officer

4

SPLASH BEVERAGE GROUP, INC.

1314 East Las Olas Blvd, Suite 221

Fort Lauderdale, FL 33316

Notice of Special Meeting of Stockholders

To Be Held on October 11, 2021

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”), of Splash Beverage Group, Inc. (the “Company” or “Splash”) will be held on October 11, 2021, at 10:00 a.m., Eastern Time, in virtual-only format via live webcast at  www.virtualshareholdermeeting.com/SBEV2021SM (there is no physical in order to safeguard the health of the Company stockholders and employees), for the following purposes:

1.	To approve the reincorporation of the Company in Nevada (the “Reincorporation”);

2.	To ratify and approve the appointment of Daszkal Bolton LLP as Company’s independent registered accounting firm for the fiscal year ended December 31, 2021;

3.	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies for approval of the proposal set forth in proposal number 1 or the other proposals; and

4.	To consider and act upon such other matters as may properly come before the Special Meeting and any adjournments thereof.

In order to participate in the Special Meeting, shareholders must register by following this link www.virtualshareholdermeeting.com/SBEV2021SM. You will need to have your control number that is included on your proxy card. Registration will open fifteen minutes prior to the meeting. Once registered, the shareholder will be allowed to login and will be redirected to the meeting page. Shareholders will be able to listen and vote from their home or from any location.

5

You are requested to sign, date and return the enclosed proxy card promptly, whether or not you plan to attend the Special Meeting, and regardless of the number of shares of Common Stock you own. Any shareholder of record who submits a proxy card retains the right to revoke such proxy card by: (i) submitting a written notice of such revocation to the Secretary of the Company so that it is received no later than 5:00 p.m. (New York City time) on October 4, 2021; (ii) submitting a duly signed proxy card bearing a later date than the previously signed and dated proxy card to the Secretary of the Company so that it is received no later than 5:00 p.m. (New York City time) on October 8, 2021; or (iii) attending the Special Meeting and voting thereat the shares represented by such proxy card. Attendance at the Special Meeting will not, in and of itself, constitute revocation of a completed, signed and dated proxy card previously returned. All such later-dated proxy cards or written notices revoking a proxy card should be sent to Splash Beverage Group, Inc., 1314 East Las Olas Blvd, Suite 221, Fort Lauderdale, FL 33316 Attention: Secretary. If you hold shares in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions.

Please read carefully the enclosed Proxy Statement, which explains the proposals to be considered by you and acted upon at the Special Meeting.

The Company’s Board of Directors (the “Board of Directors”) has fixed the close of business on August 16, 2021, as the record date for the determination of holders of record of the Company’s common stock entitled to notice of, and to vote at, the Special Meeting. A list of shareholders of record of the Company as of the record date will remain open for inspection during the Special Meeting until the closing of the polls thereat.

Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement as well as in the Notice you received in the mail.

By Order of the Board of Directors

Name:	Robert Nistico
Title:	Chief Executive Officer

September 27, 2021

6

SPLASH BEVERAGE GROUP, INC.

1314 East Las Olas Blvd, Suite 221

Fort Lauderdale, FL 33316

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON October 11, 2021

7

Appraisal and Dissenters’ Rights	26
Required Stockholder Vote and Recommendation of Our Board of Directors	28

PROPOSAL 2- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

Proposal	29
Audit Committee Pre-Approval Policies and Procedures	29
Required Stockholder Vote and Recommendation of Our Board of Directors	30

PROPOSAL 3- To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies for approval of the proposal set forth in proposal number 1 or the other proposals	31

Vote Required and Recommendation of Board	31

OTHER MATTERS	31

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS	31

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	32

Review, Approval or Ratification of Transactions with Related Persons	32

WHERE YOU CAN FIND MORE INFORMATION	33

8

Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, no par value per share, of Splash Beverage Group, Inc., a Colorado corporation (which is sometimes referred to in this Proxy Statement as “Splash,” the “Company,” “we,” “us” or “our”), in connection with the solicitation of proxies by our Board of Directors for use at the Special Meeting of Stockholders to be held on October 11, 2021, at 10:00 a.m., Eastern Time, in virtual-only format via live webcast at  www.virtualshareholdermeeting.com/SBEV2021SM (the “Special Meeting”). Accordingly, we encourage stockholders to vote either online in virtual-only format or by mailing their proxy card as described below.

In addition, stockholders may submit questions they would like to have answered at the Special Meeting. There will be an “Ask a Question” box on the page once the shareholder logs in. There is no limit on how many questions a shareholder may submit, and the character limit is 4,000.

In order to participate in the Special Meeting, shareholders must register by using the link above. You will need to have your control number that is included on your proxy card. Once registered, the shareholder will be allowed to login and will be redirected to the meeting page. Registration will open fifteen minutes prior to the meeting. Shareholders will be able to listen and vote from their home or from any location. (the “Special Meeting”). This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy will be first sent or given on or about  September 27, 2021.

At the Special Meeting, stockholders will be asked:

1.	To approve the reincorporation of the Company in Nevada (the “Reincorporation”);

2.	To ratify and approve the appointment of Daszkal Bolton LLP as Company’s independent registered accounting firm for the fiscal year ended December 31, 2021;

3.	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies for approval of the proposal set forth in proposal number 1 or the other proposals; and

4.	To consider and act upon such other matters as may properly come before the Special Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on August 16, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Special Meeting and may vote online in virtual-only format or by proxy authorized in writing.

9

Questions and Answers

The following are some questions that you, as a stockholder of the Company, may have about the Special Meeting, the proposals being considered at the Special Meeting, as applicable, and brief answers to those questions. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	These proxy materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the Special Meeting. As a stockholder, you are invited to attend the Special Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:	When and where is the Special Meeting?

A:	The Meeting will take place on October 11, 2021, starting at 10:00 a.m., Eastern Time. You may attend the Special Meeting and vote your shares by first registering at www.virtualshareholdermeeting.com/SBEV2021SM. You will need to have your control number that is included on your Proxy Card. Once registered, an email will be sent containing instructions on how to join the webcast through the Internet. Shareholders will be able to listen and vote, from their home or from any location. We encourage you to register for the Special Meeting prior to the start time leaving ample time for the check in.

Q:	Who is entitled to vote at the Special Meeting?

A:	Only stockholders who our records show owned shares of our common stock as of the close of business on August 16, 2021, which is the record date for the Special Meeting (the “Record Date”), may vote at the Special Meeting. You will have one vote for each share of the Company’s common stock that you owned as of the Record Date. On the Record Date, we had 30,522,827 shares of common stock outstanding.

Q:	How are votes counted?

A:	Each share of our common stock entitles its holder to one vote per share.

Q:	What am I being asked to vote on?

A:	You will be voting on the following proposals.

1.	To approve the reincorporation of the Company in Nevada (the “Reincorporation”);

2.	To ratify and approve the appointment of Daszkal Bolton LLP as Company’s independent registered accounting firm for the fiscal year ended December 31, 2021;

3.	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies for approval of the proposal set forth in proposal number 1 or the other proposals; and

4.	To consider and act upon such other matters as may properly come before the Special Meeting and any adjournments thereof.

10

Q:	How does the Company’s Board of Directors recommend that I vote on the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement?

A:	Our Board of Directors recommends that you vote “FOR” each of the proposals set forth in the Notice of Special Meeting of Stockholders and the Proxy Statement.

Q:	Do I have dissenters’ rights if I vote against the proposals?

A:	Other than with respect to proposal number 1 to approve the reincorporation of the Company in Nevada, there are no dissenters’ rights available to the Company’s stockholders with respect to any matter to be voted on at the Special Meeting

Q:	What do I need to do now?

A:	We encourage you to read this entire proxy statement, and the documents we refer to in this proxy statement Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Special Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

Q:	What quorum is required for the Special Meeting?

A:	A quorum will exist at the Special Meeting if the holders of record of a majority of the issued and outstanding shares of the Company’s common stock are present in virtual-only format or by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Special Meeting for purposes of determining whether a quorum exists.

Q:	Who will tabulate the votes?

A:	The Company has designated a representative of Broadridge Financial Solutions as the Inspector of Election who will tabulate the votes.

Q:	What vote is required in order for the proposals to be approved?

A:	The following table sets forth the required vote for each proposal:

11

	Proposal	Required Vote

1.	Approval of the Reincorporation to Nevada.	Majority of the outstanding shares of common stock of the Company

2.	Ratification of the appointment of Daszkal Bolton LLP as our independent registered public accounting firm for the year ending December 31, 2021.	Majority of the shares present Via virtual-only format or by proxy

3.	Approval of the Adjournment Proposal	Majority of the shares present Via virtual-only format or by proxy

Q:	What are broker non-votes?

A:	Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The proposed ratification of the appointment of Daszkal Bolton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Daszkal Bolton LLP as our independent registered public accounting firm.

Q:	How do I vote my shares if I am a record holder?

A:	If you are a record holder of shares (that is, the shares are registered with our transfer agent in your name and not the name of your broker or other nominee), you are urged to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. Registered stockholders may vote online in virtual-only format at the Special Meeting, or by sending a personal representative to the Special Meeting with an appropriate proxy, or by one of the following methods:

●	By Internet. www.proxyvote.com;

●	By Telephone. Beneficial telephone number: 1-800-454-8689; Registered telephone number: 1-800-690-6903;

●	By Mail. If you received our proxy materials in the mail, you can complete, sign and date the included proxy card and return the proxy card in the prepaid envelope provided;

12

Q:	How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

A:	If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Special Meeting. Also, if you wish to vote online in virtual-only format at the Special Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Special Meeting.

Q:	If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

A:	For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our stockholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. The proposed ratification of the appointment of Daszkal Bolton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Daszkal Bolton LLP as our independent registered public accounting firm. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of the Company’s common stock. Without instructions, a broker non-vote will result, and your shares will not be voted, on all “non-routine” matters.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person, referred to as a “proxy,” to vote shares of stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” Our Board of Directors has designated Robert Nistico and Dean Huge, and each of them, with full power of substitution, as proxies for the Special Meeting.

Q:	If a stockholder gives a proxy, how are the shares voted?

A:	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given on properly-executed returned proxies, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

13

Q:	What happens if I do not vote or return a proxy?

A:	A quorum will exist at the Special Meeting only if the holders of record of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote at the Special Meeting are present online in virtual-only format or by proxy. Your failure to vote on the proposals, by failing to either submit a proxy or attend the Special Meeting if you are a stockholder of record, may result in the failure of a quorum to exist at the Special Meeting.

Q:	What happens if I abstain?

A:	If you abstain, whether by proxy or online in virtual-only presence at the Special Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Special Meeting in determining whether or not a quorum exists.

Q:	Can I revoke my proxy or change my vote?

A:	You may change your vote at any time prior to the vote at the Special Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) vote again on a later date on the Internet or by telephone (only your latest internet proxy submitted prior to the Special Meeting will be counted), (ii) advise our Secretary at our principal executive offices (1314 East Las Olas Blvd, Suite 221 Fort Lauderdale, FL 33316) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Special Meeting) or (iv) attend the Special Meeting and vote your shares online in virtual-only format. If you hold shares in “street name,” you should refer to the instructions you received from your broker, bank or other nominee. Attendance in and of itself at the Special Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the Special Meeting and voting.

Q:	If I want to attend the Special Meeting, what should I do?

A:	In order to participate in the Special Meeting, shareholders must register by following this link www.virtualshareholdermeeting.com/SBEV2021SM. You will need to have your control number that is included on your proxy card. Registration will open fifteen minutes prior to the meeting. Once registered, the shareholder will be allowed to login and will be redirected to the meeting page. Shareholders will be able to listen and vote from their home or from any location.

14

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are counted.

Q:	What is “householding”?

A:	We have adopted a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”) called “householding” for stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials. In some instances, only one copy of the proxy materials is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. This procedure reduces our printing costs and postage fees.

We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at (954)-745-5815 or send a written request to Splash Beverage Group, Inc., 1314 East Las Olas Blvd, Suite 221 Fort Lauderdale, FL 33316, Attention: Secretary. If you have received only one copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

Q:	Where can I find the voting results of the Special Meeting?

A:	The Company intends to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All reports the Company files with the SEC are publicly available when filed

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:	You may contact our transfer agent, Equiniti Trust Company at 651-450-4521, or by email at andrea.severson@equiniti.com if you have lost your stock certificate. You may email andrea.severson@equiniti.com. if you need to change your mailing address.

Q:	Who can help answer my additional questions about the proposals or the other matters discussed in this proxy statement?

A:	If you have questions about the proposals or other matters discussed in this proxy statement, you may contact the Company by mail at Splash Beverage Group, Inc. 1314 East Las Olas Blvd, Suite 221 Fort Lauderdale, FL 33316, Attention: Secretary.

15

PROPOSAL 1- PROPOSAL TO APPROVE OF REINCORPORATION

Description of the Proposed Reincorporation in Nevada

We propose to change our state of incorporation from Colorado to Nevada, which we refer herein to as the “Reincorporation.” The Reincorporation would be effected through the merger (the “Merger”) of the Company into a newly formed Nevada corporation that is a wholly owned subsidiary of the Company, which we refer to herein as “Splash Nevada,” pursuant to an Agreement and Plan of Merger (the “Merger Agreement”). Upon completion of the Merger, Splash Nevada will be the surviving corporation and will continue to operate our business under the name “Splash Beverage Group, Inc.”

16

Reincorporation in Nevada will not result in a material change in our business, management, assets, liabilities or net worth. Reincorporation in Nevada will allow us to take advantage of certain provisions of the corporate laws of Nevada in addition to saving the Company a substantial amount with respect to annual state fees.

Reasons for the Reincorporation in Nevada

Our Board of Directors believes that there are several reasons why a reincorporation in Nevada is in the best interests of the Company and our stockholders.

The Board believes that the Reincorporation will give the Company more flexibility and simplicity in various corporate transactions and reduce the cost of doing business. The state of Nevada is recognized as a desirable state in which to do business because it has favorable corporate income tax treatment, nominal annual fees, and stockholders are not public record. Further, Nevada provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. For these reasons, the Board believes that it is in the Company’s best interest to reincorporate in the state of Nevada.

Consequences of the Reincorporation Merger

The Reincorporation Merger will effect a change in the legal domicile of the Company from Colorado to Nevada and other changes of a legal nature, the most significant of which are described below under the heading “Significant Differences between Colorado and Nevada Law.” However, the Reincorporation Merger will not result in any change in headquarters, business, management, location of our offices, assets, liabilities or net worth, other than as a result of the costs incident to the Reincorporation Merger. Our management, including all directors and officers, will remain the same in connection with the Reincorporation Merger. There will be no employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the Reincorporation Merger as a result of the reincorporation. Upon the effective time of the Reincorporation Merger, shares of the Company common stock will be converted into an equal number of shares of common stock of the Splash Nevada.

The authorized capital stock of Splash consists of 5,000,000 shares of preferred stock, no par value per share, and 150,000,000 shares of common stock, no par value per share. The authorized capital stock of Splash Nevada will be identical to that of the Company immediately prior to the Merger. Holders of Splash Nevada’s common stock will be entitled to equal voting rights, consisting of one vote per share on all matters submitted to a stockholder vote. Holders of Splash Nevada’s common stock will not have cumulative voting rights. Therefore, holders of a majority of the shares of Splash Nevada’s common stock voting for the election of directors will be able to elect all of the directors. The presence, via virtual presence or by proxy, of the holders of a majority of the outstanding shares of Splash Nevada’s stock entitled to vote will be required to constitute a quorum at any meeting of Splash Nevada’s stockholders. A vote by the holders of a majority of Splash Nevada’s outstanding shares will be required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation. In the event of liquidation, dissolution or winding up of our company, either voluntarily or involuntarily, each outstanding share of Splash Nevada’s common stock will be entitled to share equally in the assets of the Splash Nevada.

17

Holders of Splash Nevada’s common stock will not have pre-emptive rights or conversion rights and there will be no redemption provisions applicable to Splash Nevada’s common stock. Holders of Splash Nevada’s common stock will be entitled to receive dividends when and as declared by Splash Nevada’s board, out of funds legally available therefor.

The articles of incorporation of Splash Nevada, like the articles of incorporation of Splash, will give the Board of Directors the power to issue shares of preferred stock in one or more series without stockholder approval. The board of directors will have the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock. The purpose of authorizing the board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of a corporation’s outstanding voting stock. Splash Nevada has no present plans to issue any shares of preferred stock.

Operating as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, we will be governed by Nevada corporate law, while the Company is presently governed by Colorado law. Nevada law may constitute a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as shareholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater detail immediately below.

Potential Disadvantages of Reincorporation

Although our Board of Directors believes that the proposed reincorporation is in the best interests of both our company and our shareholders, it should be noted that many of the provisions of Nevada law have not yet received extensive scrutiny and interpretation. However, the Board of Directors believe that Nevada law will provide the Company with the comprehensive flexible structure which it needs to operate effectively.

Significant Differences between Colorado and Nevada Law

The rights of Splash’s shareholders and Splash’s articles of incorporation and bylaws are currently governed by Colorado law. The reincorporation shall be effectuated through a merger of Splash with and into Splash Nevada, its wholly owned subsidiary, a Nevada corporation, with Splash Nevada as the surviving corporation, under the name “Splash Beverage Group, Inc.” Splash Nevada will file articles of merger with the Office of the Secretary of State of Nevada and will file a statement of merger with the Office of the Secretary of State of the State of Colorado. Accordingly, after the effective time of the Reincorporation Merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of Splash Nevada. The statutory corporate laws of the State of Nevada, as governed by Chapters 78 and 92A (concerning Mergers) of the Nevada Revised Statutes (“NRS”), are similar in many respects to those of Colorado, as governed by the Colorado Business Corporation Act (“CBCA”). However, there are certain differences that may affect your rights as a shareholder, as well as the corporate governance of the corporation. The following are summaries of material differences between the current rights of shareholders of the Company and the rights of shareholders of Splash Nevada following the consummation of the Reincorporation Merger.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to Chapters 78 (concerning Corporations, generally) and 92A (concerning Mergers) of the NRS.

18

Removal of Directors. Under Colorado law, the holders of a majority of shares then entitled to vote in an election of directors may remove a director with or without cause, unless the corporation’s articles of incorporation provide that directors may be removed only for cause. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Fiduciary Duty and Business Judgment. Colorado and Nevada, like most jurisdictions, require that directors and officers of a corporation exercise their powers in good faith and with a view to the interests of the corporation. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis, and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements, and other financial data prepared or presented by corporate directors, officers, or employees who are reasonably believed to be reliable and competent. Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers, or other persons as to matters the member reasonably believes are within such other person’s professional or expert competence. However, directors and officers may not rely on such information, opinions, reports, books of account, or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Colorado law, a director or officer of a corporation, in the performance of duties in that capacity, shall not have any fiduciary duty to any creditor of the corporation arising only from the status as a creditor. Under Nevada law, except as otherwise provided in a corporation’s articles of incorporation or specified sections of the NRS, a director or officer or a corporation is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Flexibility for Decisions, including Takeovers. Nevada provides directors with more discretion than Colorado in making corporate decisions, including decisions made in takeover situations. In Nevada, director and officer actions taken in response to a change or potential change in control that do not disenfranchise stockholders are granted the benefits of the business judgment rule. However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantages of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat. In exercising their powers in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, the interests of the community, and the economy.

Colorado does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Thus, the flexibility granted to directors of Nevada corporations in the context of a hostile takeover are greater than those granted to directors of Colorado corporations.

Limitation on Personal Liability of Directors. Under Colorado law, if so provided in the articles of incorporation, a director is not personally liable for monetary damages to the corporation or any other person, except that liability is not eliminated or limited for any breach of the director’s duty of loyalty to the corporation or its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, unlawful distributions, or any act which the director, directly or indirectly, derived an improper personal benefit. The Splash articles of incorporation includes such an exculpatory provision.

19

Under Nevada law it is not necessary to adopt provisions in the articles of incorporation limiting personal liability as this limitation is provided by statute, unless the articles of incorporation limits the scope of the statutory protections. However, the Nevada provision differs from the Colorado provision in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Colorado provision excepts from the limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law with respect to the elimination of liability for directors and officers expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’s creditors. The articles of incorporation of Splash Nevada will include an exculpatory provision which provides directors and officers with this heightened level of protection against personal liability.

Indemnification of Officers and Directors and Advancement of Expenses. Colorado and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Under Colorado and Nevada law, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys’ fees) and certain amounts paid in settlement, and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The CBCA and the NRS each provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.

Action by Written Consent of Directors. Both Colorado and Nevada law provide that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. Under Colorado law, shareholder action without a meeting may only be taken by written consent signed by the holders of all of the outstanding shares, unless the articles of incorporation provide that shareholder action may be taken without a meeting by shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing. Under Nevada law, unless prohibited by the articles of incorporation or by-laws of the corporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. The articles of incorporation of Splash permit shareholder action by written consent. The articles of incorporation of Splash Nevada will not include a restriction on shareholder action by written consent and the by-laws of the Splash Nevada will authorize shareholder action by written consent.

Dividends and Other Distributions. Under Colorado and Nevada law, a corporation may make distributions to shareholders (subject to any restrictions contained in the corporation’s articles of incorporation) as long as, after giving effect to the distribution, (a) the corporation will be able to pay its debts as they become due in the usual course of business, and (b) the corporation’s total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permits otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

20

Restrictions on Business Combinations. Nevada law contains provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. A Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation. The articles of incorporation of Splash Nevada will not include a provision by which Splash Nevada elects to opt out of these provisions. Colorado law does not have similar restrictions.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Colorado law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Under Nevada law, Board approval and authorization of stockholders by an absolute majority of outstanding shares entitled to vote is required for a merger or sale of all of the assets of a corporation. However it is not entirely clear under Nevada law if stockholder authorization is required for the sale of less than all of the assets of a corporation.

Dissenters’ Rights. In both Colorado and Nevada, dissenting shareholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a shareholder to receive cash equal to the fair market value of the shareholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such shareholder would otherwise receive in any such transaction.

Under Colorado law, appraisal rights are generally available for the shares of any class or series of stock of a Colorado corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock that, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or (2) held of record by more than 2,000 stockholders. Even if the shares of any class or series of stock meet the requirements of subsections (1) or (2) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except cash, shares of stock of the issuing corporation or shares of stock of a corporation that is either listed on a national securities exchange or whose stock is held of record by more than 2,000 holders, or a combination thereof. Colorado allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee as a nominal plaintiff.

Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party, or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. Holders of securities listed on a national securities exchange or held by at least 2,000 stockholders of record are generally not entitled to dissenters’ rights. This exception is not, however, available if the articles of incorporation of the corporation issuing the shares state that it is not available, or if the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in Nev. Rev. Stat. § 92A.390(b), or a combination thereof. Nevada law prohibits a dissenting shareholder from voting his shares or receiving certain dividends or distributions after his dissent.

21

Special Meetings of the Stockholders. Colorado law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the bylaws or in a resolution of the Board to call a special stockholder meeting. In addition, a special meeting may be called by holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting. Nevada law permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise. Under the by-laws of Splash and, a special meeting of stockholders may be called upon the request of holders representing not less than ten percent of all votes entitled to be cast on any issue that may be properly proposed to be considered at such a special meeting. Splash Nevada will have the same or a similar provision.

Special Meetings Pursuant to Petition of Stockholders. Colorado law provides that a shareholder of a corporation may apply to the district court in which the principal address of the corporation within the State of Colorado is located, if the corporation does not have a principal office located within the State of Colorado, the district court in the county in which the registered agent of the corporation is located, if the corporation fails to hold an annual meeting for the election of directors within the earlier of six months after the close of the corporation’s most recently ended fiscal year or fifteen months after its last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board.

Duration of Proxies. Under Colorado law, a proxy executed by a stockholder will remain valid for a period of eleven months, unless the proxy provides for a different period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Shareholders’ List. Under Colorado law, a corporation is required to make available for inspection by any shareholder or such shareholder’s agent in connection with any meeting of shareholders, a list of shareholders and the number of shares owned by each shareholder beginning the earlier of ten days before the meeting for which the list was prepared or two business days after notice of the meeting is given and continuing through the meeting, and any adjournment thereof, at the corporation’s principal office or at a place identified in the notice of the meeting in the city in which the meeting will be held. There is no similar requirement under Nevada law.

Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Colorado law does not contain a similar provision.

22

Stockholder Inspection Rights. Under Colorado law, a shareholder is entitled to inspect and copy, during regular business hours at the corporation’s principal office, the articles of incorporation, bylaws, certain board and stockholders resolutions, all written communications to stockholders within the prior three years, a list of the names and business addresses of the corporation’s directors and officers, the corporation’s most recent annual report and all financial statements prepared for the periods ended during the last three years that a shareholder could have requested the same, only if the stockholder gives at least five business days’ prior written notice to the corporation, provided (i) the shareholder has been a shareholder for at least three months immediately preceding the demand to inspect or copy or is a shareholder of at least five percent of all of the outstanding shares of any class of shares of the corporation as of the date the demand is made; (ii) the demand is made in good faith and for a proper purpose; (iii) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect; and (iv) the records are directly connected with the described purpose. Under Nevada law, certain stockholders have the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

Splash Nevada

Splash Nevada, our wholly owned subsidiary, will be incorporated under the Chapter 78 of the Nevada Revised Statutes on or around October 20,  2021 for the purpose of merging with Splash. The address and phone number of Splash Nevada’s principal office are the same as those of Splash. Prior to the reincorporation merger, Splash Nevada will have no material assets or liabilities and will not have carried on any business.

Upon completion of the Reincorporation Merger, the rights of the shareholders of Splash Nevada will be governed by Chapters 78 and 92A (concerning Mergers) of the NRS and the articles of incorporation and the bylaws of Splash Nevada (the “Nevada Articles of Incorporation” and the “Nevada Bylaws,” respectively). Except as described above under the caption “Significant Differences between Colorado and Nevada Law,” the rights of shareholders under the Nevada Articles of Incorporation and the Nevada Bylaws are substantially the same as under Splash’s Articles of Incorporation and By-laws.

The Merger Agreement

The Merger Agreement provides that we will merge with and into Splash Nevada, with Splash Nevada being the surviving corporation. Pursuant to the Merger Agreement, Splash Nevada will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts. Our existing board of directors and officers will become the board of directors and officers of Splash Nevada for identical terms of office.

At the effective time of the Reincorporation Merger, each outstanding share of common stock, automatically will be converted into one share of common stock, par value $0.001,  of Splash Nevada (“Nevada common stock”). You will not have to exchange your existing stock certificates of Splash for stock certificates of Splash Nevada However, after consummation of the Reincorporation Merger, any shareholder desiring a new form of stock certificate (at their option and at their expense) may submit the existing stock certificate to Splash Nevada’s transfer agent for cancellation, and obtain a new Nevada form of certificate.

23

Certain Federal Income Tax Consequences of the Reincorporation.

Splash intends the reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation Merger qualifies as a tax-free reorganization, the holders of Splash common stock will not recognize any gain or loss under the Federal tax laws as a result of the consummation of the Reincorporation Merger, and neither will Splash nor Splash Nevada. Each shareholder will have the same basis in Splash Nevada’s common stock received as a result of the reincorporation as that holder has in the common stock of Splash held at the time the Reincorporation Merger is consummated. Each holder’s holding period in Splash Nevada’s common stock received as a result of the Reincorporation Merger will include the period during which such holder held the common stock of Splash at the time the Reincorporation Merger is consummated, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation Merger.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Effective Time

It is anticipated that the Reincorporation Merger, and consequently the reincorporation, will become effective at the time that will be set forth in each of the Articles of Merger to be filed with the Office of the Secretary of State of Nevada in accordance with Section 200 of Chapter 92A of the Nevada Revised Statutes and the filing of a Statement of Merger with the Office of the Secretary of State of Colorado in accordance with Part 3 of Article 90 of the CBCA, a statement of merger pursuant to Section 7-90-203.7.

Securities Act Consequences

The shares of Splash Nevada common stock to be issued in exchange for shares of Splash common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, Splash Nevada relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of the securities for purposes of the Securities Act. After the Merger, Splash Nevada will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Stockholders whose shares of Splash Common Stock are freely tradable before the Reincorporation Merger will continue to have freely tradable shares of the common stock of Splash Nevada. Stockholders holding restricted shares of common stock of Splash Nevada will be subject to the same restrictions on transfer as those to which their present shares of Splash common stock are subject. In summary, Splash Nevada and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation Merger as they were in Splash and its shareholders prior to the Reincorporation Merger.

24

No Exchange of Stock Certificates Required

Shareholders are not required to exchange their stock certificates for new certificates representing shares of Splash Nevada common stock. New stock certificates representing shares of Splash Nevada common stock will not be issued to a stockholder until such shareholder submits one or more existing certificates for transfer, whether pursuant to sale or other disposition. However, shareholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of Splash Nevada common stock following the Effective Time of the Reincorporation Merger.

Accounting Treatment of the Reincorporation Merger

The Reincorporation Merger will be accounted for as a reverse merger whereby, for accounting purposes, Splash will be considered the accounting acquiror and Splash Nevada will be treated as the successor to the historical operations of Splash. Accordingly, the historical financial statements of Splash, which previously have been reported to the Securities and Exchange Commission on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of Splash Nevada.

Appraisal and Dissenters’ Rights

Under applicable Colorado law concerning dissenting shareholder appraisal rights, Splash shareholders who do not consent to the Merger Agreement and the Reincorporation Merger may, under certain conditions, become entitled to be paid cash for the fair market value of their Splash common stock in lieu of receiving shares of Splash Nevada’s common stock in accordance with the terms of the Merger Agreement.

Summarized below are the dissenters’ rights of the holders of Splash common stock and the statutory procedures required to be followed in order to perfect such rights. Article 113 of the CBCA governs dissenters’ rights under the CBCA. The following summary is qualified in its entirety by reference to Article 113 of the CBCA, and such Article should be reviewed carefully by holders of Splash common stock. Failure to comply strictly with all conditions for asserting rights as a dissenting stockholder, including the time limits, will result in loss of such dissenters’ rights by the dissenting stockholder.

The Merger Agreement will provide that shares of Splash common stock that are outstanding immediately prior to the consummation of the Merger and have not been voted in favor of, or consented to, the Merger will not be entitled to receive shares of Splash Nevada common stock if the holder of the shares validly exercises and perfects statutory appraisal rights with respect to the shares. However, the shares will be automatically converted into the right to receive shares of Splash Nevada common stock on the same basis that all other shares of Splash capital stock are converted in the Merger when and if the holder of those shares withdraws his, her or its demand for appraisal or otherwise becomes legally ineligible to exercise appraisal rights.

Any shareholder who wishes to exercise dissenter’s appraisal rights under Article 113 of the CBCA or who wishes to preserve his, her or its right to do so should review Article 113 of the CBCA carefully. Failure to comply with the procedures set forth therein will result in the loss of such rights.

Under Article 113 of the CBCA, you must follow the procedures set forth in Section 7-113-204 to receive a cash payment of the fair value of those shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, at the rate specified in Section 7-113-101. You should be aware that the fair value of your shares of Splash common stock as determined by Section 7-113-206 could be more than, the same as or less than the shares of Splash Nevada common stock you would have received in the Merger if you did not seek appraisal of your shares.

25

A holder of Splash common stock who wishes to assert dissenters’ rights under Article 113 of the CBCA must (i) cause us to receive written notice of the holder’s intention to demand a cash payment for the holder’s shares of Splash common stock if the merger is effectuated; and (ii) not vote the shares of Splash common stock in favor of the merger. A holder of Splash common stock failing to satisfy these requirements will not be entitled to dissenters’ rights under Article 113.

We must give a written dissenters’ notice to all Splash shareholders who are entitled to demand a cash payment for their shares under Article 113 (the “Dissenters’ Notice”) within ten days after the merger is effected. The Dissenters’ Notice must: (i) state that the merger was authorized and state the effective date or the proposed effective date of the merger; (ii) state an address at which it will receive cash payment demands and the address of a place where certificates for certificated shares must be deposited; (iii) supply a form for demanding a cash payment, which form shall request a dissenter to state an address to which a cash payment is to be made (the “Demand Notice”); (iv) set the date by which it must receive a cash payment demand and certificates for uncertificated shares, which date may not be less than 30 days after the date that the Dissenters’ Notice is given; (v) state the requirement regarding the dissent by record holders with respect to shares held by beneficial owners, as permitted by Section 7-113-103(3) of the CBCA; and (vi) be accompanied by a copy of Article 113. THIS PROXY STATEMENT WILL CONSTITUTE NOTICE TO THE HOLDERS OF SPLASH COMMON STOCK IN ACCORDANCE WITH SECTION 7-113-203 OF THE CBCA.

A shareholder who wishes to obtain a cash payment for his or her shares of Splash common stock must demand a cash payment by submitting A Demand Notice, or by stating such demand in another writing, and depositing the shareholder’s certificate(s) for certificated shares. A COPY OF THE FORM OF DEMAND NOTICE IS ANNEXED TO THIS PROXY STATEMENT AS APPENDIX A. DEMAND NOTICES, TOGETHER WITH CERTIFICATES EVIDENCING THE SHARES OF MERCARI COMMON STOCK OWNED BY SUCH DISSENTING SHAREHOLDERS, MUST BE SENT OR DELIVERED TO SPLASH BEVERAGE GROUP, INC., C/O SICHENZIA ROSS FERENCE LLP, 1185 AVENUE OF THE AMERICAS, 31st FLOOR, NEW YORK, NY 10036, ATTENTION: DARRIN M. OCASIO, ESQ. BY NOT LATER THAN NOVEMBER 19, 2021.

We may restrict the transfer of any shares not represented by a certificate from the date the demand for cash payment is received. The shareholder demanding a cash payment in accordance with Section 7-113-204 shall retain all rights of a shareholder, except the right to transfer shares, until the effective date of the merger. A shareholder who does not provide demand for a cash payment by the dates set forth in the Dissenter’s Notice and in accordance with Section 7-113-204 will not be entitled to a cash payment for his, her or its shares of Splash common stock as provided in the CBCA.

Pursuant to Sections 7-113-206 and 207 of the CBCA, upon the effective date of the merger or upon receipt of a cash payment demand, whichever is later, we must pay each dissenter who complied with Section 7-113-204 the amount of cash that we estimate to be the fair market value of the shares, plus accrued interest. The cash payment must be accompanied by (i) certain financial information regarding us; (ii) a statement of our estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenter’s right to demand a cash payment under Section 7-113-209; and (v) a copy of Section 7-113-206 of the CBCA.

26

Section 7-113-208 of the CBCA permits us to require each shareholder to certify in writing, or in the dissenter’s cash payment demand, whether or not the dissenter acquired beneficial ownership of his, her or its shares of Splash common stock before the date of the first announcement to the news media or to the shareholders, such date to be set forth in the dissenters’ notice. If any dissenter does not so certify in writing, we may offer to make a cash payment if the dissenter agrees to accept such payment in full satisfaction of the demand for a cash payment.

A dissenter may give written notice to us, within 30 days after we make or offer a cash payment for the dissenter’s shares of our common stock, of the dissenter’s estimate of the fair value of such shares and of the amount of interest due and may demand cash payment of such estimate, or reject our offer under Section 7-113-208 and demand a cash payment of the fair value of the shares and interest due if: (i) the dissenter believes that the amount of cash paid pursuant to Section 7-113-206 or offered pursuant to Section 7-113-208 is less than the full value of his, her or its shares of Splash common stock or that the interest due was incorrectly calculated; (ii) we fail to make a cash payment as required under Section 7-113-206 within the time specified above; or (iii) we do not return the deposited certificates as required by Section 7-113-207. Dissenters who do not give the required notice waive the right to demand a cash payment under Section 7-113-209.

If a demand for a cash payment under Section 7-113-209 remains unresolved, we may, within 60 days after receiving the cash payment demand, petition the court to determine the fair value of the shares of Splash common stock and accrued interest. All dissenters whose demands remain unsettled would be made a party to such a proceeding. Each dissenter is entitled to judgment for the amount the court finds to be the fair value of the shares of Splash common stock, plus interest, less any amount paid by us. The costs associated with this proceeding shall be assessed against us, unless the court finds that all or some of the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding cash payment under Section 7-113-209, in which case the court may assess the costs in the amount the court finds equitable against some or all of the dissenters. The court may also assess the fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable, against us or the dissenters. If we do not commence a proceeding within the 60-day period, we must pay each dissenter whose demand remains unsettled the amount of cash demanded.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of the Reincorporation requires the affirmative vote of a majority of the outstanding shares of common stock of the Company. An abstention is effectively treated as a vote cast against this proposal.

27

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 1.

PROPOSAL 2- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Board of Directors has appointed Daszkal Bolton LLP (“Daszkal Bolton”) as our independent registered certified public accounting firm for year ending December 31, 2021, and has further directed that the selection of Daszkal Bolton be submitted to a vote of shareholders at the Special Meeting for ratification. We are asking our stockholders to ratify the selection of Daszkal Bolton as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Daszkal Bolton to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

Representatives of Daszkal Bolton LLP are not expected to attend the Special Meeting.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee, among other things, is responsible for:

●	being directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit;

●	establishing policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors;

●	meeting with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors

●	reviewing with the independent auditors and the Company’s financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company;

●	reviewing and discussing with the independent auditor (and separately with management) the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit;

●	reviewing the financial statements contained in the annual and quarterly reports to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders; and

●	reviewing accounting and financial human resources and succession planning within the Company.

28

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NYSE American The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Audit Committee consists of Peter McDonough and Candace Crawford. Candace Crawford is the chairperson of the Audit Committee. Each member of the audit committee is financially literate and our Board has determined that Candace Crawford qualifies as an “audit committee financial expert” as defined in applicable SEC rules. As a smaller reporting company, we are only required to maintain an audit committee of two independent directors

Based on the review and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with Daszkal Bolton LLP maintaining its independence.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Special Meeting, whether via virtual presence or by proxy, provided that a quorum is present. An abstention is effectively treated as a vote cast against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 2

29

PROPOSAL 3- ADJOURNMENT APPROVAL

The Company is asking you to approve a proposal to adjourn the Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the proposal set forth in proposal number 1 or the other proposals being considered at the Meeting.

If the Company’s stockholders approve the Adjournment Proposal, it could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the approval of the proposal set forth in proposal number 1 or the other proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of the proposal set forth in proposal number 1 or any of the other proposals such that the proposal set forth in proposal number 1 or such other proposal would be defeated, we could adjourn the Meeting without a vote on the proposal set forth in proposal number 1 or such other proposal and seek to convince the holders of those shares to change their votes to votes in favor of the proposal set forth in proposal number 1 or such other proposal.

Vote Required and Recommendation of Board

Proposal No. 3 requires the affirmative vote of a majority of the shares present at the Meeting, whether online in virtual-only format or by proxy, provided that a quorum is present. An abstention is effectively treated as a vote cast against the Adjournment Proposal. Broker non-votes and failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote via virtual presence by ballot at the Meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 3

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Special Meeting other than as set forth in the Notice of Special Meeting and this Proxy Statement. If any other matters properly come before the Special Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY

DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of August 11, 2021, certain information regarding the beneficial ownership of the Company’s Common Stock and Preferred Stock outstanding by (i) each person known to us to own or control 5% or more of our Common Stock, (ii) each of our directors, (iii) each of our “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K) and (iv) our current Named Executive Officers and Directors as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned. As of August 11, 2021, there were 30,522,827 shares of the Company’s common stock outstanding.

30

Name and Address(1)	Common Stock Owned	Number of Shares Exercisable Within 60 Days	Percentage of Common Stock

Executive Officers and Directors
Justin Yorke(2)	5,766,690	388,889	15.3%
Robert Nistico	1,310,070	603,453	4.37%
Dean Huge	275,326	101,479	0.9%
Peter McDonough	22,716	111,111	0.3%
Candace Crawford	—	111,111	0.3%

Total	7,374,802	1,316,043
Officers and Directors as a group (5 individuals)	7,374,802	1,316,043	21.17%

Beneficial owners of more than 5%

1.	Except as otherwise indicated, the address of each beneficial owner is Splash Beverage Group, Inc., 1314East Las Olas Blvd, Suite 221, Fort Lauderdale, FL 33316.
2.	Of which 2,812,000 shares are held by WesBev LLC, 1,398,011shares are held by JMW Fund LLC,790,853 shares are held by San Gabriel LLC and 765,825 shares are held by Richland Fund LLC. All fundsare managed by Mr. Yorke.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

Under the SEC’s rules, a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year and their immediate family members. In addition, under the SEC’s rules, a related person transaction is a transaction or series of transactions in which the company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

The Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major stockholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.

These practices are undertaken pursuant to written policies and procedures contained in the Company’s Code of Ethics, which requires compliance with applicable laws and regulations, the avoidance of conflicts of interest, and prohibits the taking of corporate opportunities for personal benefit. In addition, as a Colorado corporation, we are subject to Section 7-108-501 of the CBCA, which provides, among other things, that related party transactions involving the Company and our directors or officers need to be approved by a majority of directors, which may include the vote of an interested directors provided that two of the following circumstances exist:

31

(a)	The material facts as to the director’s relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes, approves, or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum.

(b)	The material facts as to the director’s relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved, or ratified in good faith by a vote of the shareholders.

(c)	The conflicting interest transaction is fair as to the corporation.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding the Company and other issuers that file electronically with the SEC at www.sec.gov. The Company’s proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Stockholders may also read and copy materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Stockholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

FOR THE BOARD OF DIRECTORS

/s/ Robert Nistico
Chairman of the Board of Directors

32

APPENDIX A

Splash Beverage Group, Inc.

Form for Demanding Payment by a Dissenting Shareholder

The undersigned is the owner of the following number of shares of capital stock of Splash Beverage Group, Inc. and hereby demands payment for the same:

Common Stock:

The undersigned represents and warrants that the foregoing shares are all of the shares of capital stock of Splash Beverage Group, Inc. beneficially owned by the undersigned, except that if the undersigned is a nominee holder this Form for Demanding Payment by a Dissenting Shareholder is accompanied by a certification by each beneficial shareholder that both the beneficial owner and the recordholders of all shares of common stock owned beneficially by the beneficial owner have asserted, or will timely assert, dissent rights as to all the shares beneficially owned by the beneficial owner.

By initialing in the box to the right of this statement, the undersigned, or the person on whose behalf the undersigned is asserting dissenters’ rights, hereby certifies that the undersigned acquired ownership of the foregoing shares before August 16, 2021 (Any failure to so initial will be interpreted as a failure to provide this certification).

Dissenters’ rights payments with respect to the shares identified above should be sent to the following address:

Signature:

Name of Record Holder:

Name of Beneficial Holder:

Date:

NOTE:	THIS DEMAND MUST BE RECEIVED BY SPLASH BEVERAGE GROUP, INC., C/O SICHENZIA ROSS FERENCE LLP, 1185 AVENUE OF THE AMERICAS, 31st FLOOR, NEW YORK, NY 10036, ATTENTION: DARRIN M. OCASIO, ESQ. BY NOT LATER THAN NOVEMBER 19, 2021. FAILURE TO DELIVER THE DEMAND BY THE DATE INDICATED WILL WAIVE ALL RIGHTS THAT THE SHAREHOLDER HAS TO DISSENT. THIS DEMAND MUST BE ACCOMPANIED BY THE CERTIFICATES WITH RESPECT TO WHICH DISSENT AND PAYMENT DEMAND IS BEING MADE.

33